QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2010

TYCO ELECTRONICS LTD.
(Exact Name of Registrant as Specified in its Charter)

Switzerland (Jurisdiction of Incorporation)	98-0518048 (IRS Employer Identification Number)
001-33260 (Commission File Number)

Rheinstrasse 20
CH-8200 Schaffhausen
Switzerland
(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

        On July 24, 2010, Tyco Electronics Ltd., a Swiss corporation (the "Company"), and the Company's indirect wholly-owned subsidiary, Tyco Electronics Minnesota, Inc., a Minnesota corporation (the "Purchaser"), entered into Amendment No. 1 (the "Amendment") with ADC Telecommunications, Inc., a Minnesota corporation ("ADC"), which amended certain terms of the Agreement and Plan of Merger (the "Merger Agreement"), dated as of July 12, 2010, among ADC, the Company and the Purchaser. The Amendment made minor adjustments to certain capitalization figures set forth in Section 5.05 of the Merger Agreement. The Amendment is filed as Exhibit 99.(D)(2) to the Schedule TO-T filed by Tyco Electronics Ltd. on July 26, 2010 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

        (d) Exhibits

Exhibit No.	Description
2.1	Amendment No. 1 to Agreement and Plan of Merger dated as of July 24, 2010 among ADC Telecommunications, Inc., Tyco Electronics Ltd. and Tyco Electronics Minnesota, Inc. (incorporated by reference to Exhibit 99.(D)(2) to the Schedule TO-T filed by Tyco Electronics Ltd. on July 26, 2010).

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO ELECTRONICS LTD. (Registrant)
By:	/s/ ROBERT A. SCOTT Robert A. Scott Executive Vice President and General Counsel

Date: July 29, 2010

QuickLinks

  Item 1.01 Entry into a Material Definitive Agreement
  Item 9.01 Financial Statements and Exhibits
SIGNATURES